Financial Instruments	12 Months Ended
Mar. 30, 2013
Investments All Other Investments [Abstract]
Financial Instruments
15.	Financial instruments:

(a)	Concentrations:

During the years ended March 30, 2013, March 31, 2012 and March 26, 2011, approximately 28%, 26% and 24%, respectively, of consolidated sales were of merchandise purchased from the Company’s largest supplier.

(b)	Fair value of financial instruments:

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. U.S. GAAP establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. U.S. GAAP prescribes three levels of inputs that may be used to measure fair value:

Level 1 – Quoted prices in active markets for identical assets or liabilities. Level 1 inputs are considered to carry the most weight within the fair value hierarchy due to the low levels of judgment required in determining fair values.

Level 2 – Observable market-based inputs or unobservable inputs that are corroborated by market data.

Level 3- Unobservable inputs reflecting the reporting entity’s own assumptions. Level 3 inputs are considered to carry the least weight within the fair value hierarchy due to substantial levels of judgment required in determining fair values.

The Company has determined that the carrying value of its cash and cash equivalents, accounts receivable and accounts payable and accrued liabilities approximates fair values as at the balance sheet date because of the short-term maturity of those instruments. For the $67.3 million of bank indebtedness and $8.2 million of long-term debt bearing interest at variable rates, the fair value is considered to approximate the carrying value.

The fair value of the remaining $33.7 million of fixed-rate long-term debt, which includes $18 million of debt that becomes floating rate debt if interest rates rise above a certain level, is estimated to be approximately $36.3 million. The fair value was determined by discounting the future cash flows of each instrument at the current market interest rates for the same or similar debt instruments with the same remaining maturities adjusted for all necessary risks, including its own credit risk. In determining an appropriate spread to reflect its credit standing, the Company considered interest rates currently offered to the Company for similar debt instruments of comparable maturities by the Company’s lenders. As a result, the Company has determined that the inputs used to value these long-term debts fall within Level 3 of the fair value hierarchy.